Exhibit 99.1

PRESS RELEASE | April 15, 2024 | NASDAQ: PLL

PIEDMONT LITHIUM RECEIVES MINING PERMIT APPROVAL
FOR CAROLINA LITHIUM

BELMONT, North Carolina, April 15, 2024 – Piedmont Lithium (“Piedmont” or the “Company”) (Nasdaq: PLL; ASX: PLL), a leading North American supplier of lithium products critical to the U.S. electric vehicle supply chain, today announced that the North Carolina Department of Environmental Quality’s (“NCDEQ”) Division of Energy, Mineral, and Land Resources (“DEMLR”) has issued an approval of our mining permit for the construction, operation, and reclamation of the proposed Carolina Lithium project (the “Project”) in Gaston County, North Carolina. DEMLR provided the permit approval following a thorough review of the application submitted by Piedmont on August 30, 2021. The mining permit is subject to conditions both customary and specific to our type of project.

“This is an exciting day for all of us at Piedmont Lithium. I would like to thank the leadership and staff at NCDEQ and DEMLR for their diligence in the process, as well as the members of our team who worked rigorously for more than two and a half years to ensure that every aspect of the Project met the state’s high standards for approval,” said Piedmont Lithium President and CEO Keith Phillips. “We plan to develop Carolina Lithium as one of the lowest-cost, most sustainable lithium hydroxide operations in the world, and as a critical part of the American electric vehicle supply chain. The Project is expected to contribute billions of dollars of economic output and several hundred jobs to Gaston County and North Carolina’s growing electrification economy.

“Carolina Lithium is a highly strategic project,” continued Mr. Phillips. “Located within both the renowned Carolina Tin-Spodumene Belt and the U.S. Battery Belt, the Project is being designed as a fully integrated mining, spodumene concentrate, and lithium hydroxide manufacturing operation. There are currently no such integrated sites operating anywhere in the world, and the economic and environmental advantages of this strategy are compelling.

“Technical studies have demonstrated that Carolina Lithium could be a low-cost producer of spodumene concentrate and lithium hydroxide, benefitting from exceptional infrastructure, minimal transportation distances, low energy costs, a deep local talent pool, and proximity to cathode and battery customers as well as local markets for the monetization of by-product industrial minerals. The Project is further advantaged by the competitive corporate tax regime offered in the United States, the absence of significant royalties, and the benefits inherent in the Inflation Reduction Act of 2022. After-tax returns are what matter, and we are not aware of any jurisdiction that better combines the benefits of significant spodumene resources, deep customer markets, and low royalty and income tax rates.

“The North Carolina mining permit approval is the precursor for the county rezoning process, and we look forward to continued engagement with the local community and the Gaston County Board of Commissioners. Construction would commence following receipt of all required permits, rezoning approvals, and project financing activities. We have had extensive and ongoing dialogue with possible funding sources for Carolina Lithium, including the U.S. Department of Energy’s Loan Programs Office and strategic parties who could provide some combination of capital, offtake, and technical support,” said Mr. Phillips. “We have been encouraged by those discussions and will endeavor to put in place a strong funding plan that will maximize value for Piedmont shareholders.”

For further information, contact:

Erin Sanders
SVP, Corporate Communications &
Investor Relations
T: +1 704 575 2549
E: esanders@piedmontlithium.com

About Piedmont Lithium
Piedmont Lithium Inc. (Nasdaq: PLL; ASX: PLL) is developing a world-class, multi-asset, integrated lithium business focused on enabling the transition to a net zero world and the creation of a clean energy economy in North America. Our goal is to become one of the largest lithium hydroxide producers in North America by processing spodumene concentrate produced from assets where we hold an economic interest. Our projects include our Carolina Lithium and Tennessee Lithium projects in the United States and partnerships in Quebec with Sayona Mining (ASX: SYA) and in Ghana with Atlantic Lithium (AIM: ALL; ASX: A11). We believe these geographically diversified operations helps us to play a pivotal role in supporting America’s move toward energy independence and the electrification of transportation and energy storage. For more information, follow us on Twitter @PiedmontLithium and visit www.piedmontlithium.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of or as described in securities legislation in the United States and Australia, including statements regarding exploration, development construction, production, and ramp up activities or the timing of these activities, of Sayona Mining, Atlantic Lithium and Piedmont, including regarding operating cost improvements, regulatory approvals or permits or the timing thereof, project spend, timing of completion of capital projects and the effects of such projects, timing of planned deliveries and ability to improve productivity; current plans for Piedmont’s mineral and chemical processing projects; Piedmont’s potential acquisition of an ownership interest in Ewoyaa, including financing options, the timing of final investment decisions and project spend; strategy; market cycles; lithium prices; equity values; costs of new project developments; lithium shortages; lithium market recovery; certain Company approvals, permitting, partnering and debt funding discussions; a recently completed workforce reduction; expense management and possible or assumed future financial results or financial condition. Such forward-looking statements involve substantial and known and unknown risks, uncertainties, and other risk factors, many of which are beyond our control, and which may cause actual timing of events, results, performance or achievements and other factors to be materially different from the future timing of events, results, performance, or achievements expressed or implied by the forward-looking statements. Such risk factors include, among others: (i) that Piedmont, Sayona Mining or Atlantic Lithium may be unable to commercially extract mineral deposits, (ii) that Piedmont’s, Sayona Mining’s or Atlantic Lithium’s properties may not contain expected reserves, (iii) risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects, environmental hazards, industrial accidents, weather or geologically related conditions), (iv) uncertainty about Piedmont’s ability to obtain required capital to execute its business plan, (v) Piedmont’s ability to hire and retain required personnel, (vi) changes in the market prices of lithium and lithium products, (vii) changes in technology or the development of substitute products, (viii) the uncertainties inherent in exploratory, developmental and production activities, including risks relating to permitting, zoning and regulatory delays related to our projects as well as the projects of our partners in Quebec and Ghana, (ix) uncertainties inherent in the estimation of lithium resources, (x) risks related to competition, (xi) risks related to the information, data and projections related to Sayona Mining or Atlantic Lithium, (xii) occurrences and outcomes of claims, litigation and regulatory actions, investigations and proceedings, (xiii) risks regarding our ability to achieve profitability, enter into and deliver product under supply agreements on favorable terms, our ability to obtain sufficient financing to develop and construct our projects, our ability to comply with governmental regulations and our ability to obtain necessary permits, (xiv) our ability to deliver on our expense management efforts and other cost improvements expected upon completion of key capital projects as well as our future cash payments associated with these initiatives and potential future impairment charges and (xv) other uncertainties and risk factors set out in filings made from time to time with the U.S. Securities and Exchange Commission (“SEC”) and the Australian Securities Exchange, including Piedmont’s most recent filings with the SEC. The forward-looking statements, projections and estimates are given only as of the date of this press release and actual events, results, performance, and achievements could vary significantly from the forward-looking statements, projections and estimates presented in this press release. Readers are cautioned not to put undue reliance on forward-looking statements. Piedmont disclaims any intent or obligation to update publicly such forward-looking statements, projections, and estimates, whether as a result of new information, future events or otherwise. Additionally, Piedmont, except as required by applicable law, undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of Piedmont, its financial or operating results or its securities.